Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[XXX]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to
which the transaction applies:

(2)	Aggregate number of securities to which
transactions applies:


(3)	Per unit price or other underlying
value of transaction computed pursuant to Exchange Act Rule 0-11:1


(4)	 Proposed maximum aggregate value of
transaction:



[   ] Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND

                               on behalf of its

                           EMERGING GROWTH PORTFOLIO
                             388 Greenwich Street
                           New York, New York 10013
                                1-800 451-2010

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ----------------------

  Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Emerging Growth Portfolio (the "Portfolio"), will be held at 7 World Trade Center, New York, New York, Downtown Conference Center, on June 16, 2000, at 10:00 a.m., local time, for the following purpose:

    (1) To approve or disapprove a new investment advisory agreement between the Trust on behalf of the Portfolio and SSB Citi Fund Management LLC, containing substantially the same terms and conditions as the Portfolio's prior investment advisory agreement with Van Kampen Asset Management.

  The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

  Holders of record of shares of the Portfolio at the close of business on April 20, 2000 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                                       By order of Board of Trustees,

                                       Christina T. Sydor
                                       Secretary

May 22, 2000

                            ----------------------

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
------------                                         ---------------------------
Corporate Accounts
(1) ABC Corp........................................ ABC Corp.
(2) ABC Corp........................................ John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer......................... John Doe
(4) ABC Corp. Profit Sharing Plan................... John Doe, Trustee

Trust Accounts
(1) ABC Trust....................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78.................................. Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA................... John B. Smith
(2) Estate of John B. Smith......................... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                           EMERGING GROWTH PORTFOLIO
                             388 Greenwich Street
                           New York, New York 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Emerging Growth Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders of the Portfolio, to be held at 7 World Trade Center, New York, New York 10048, Downtown Conference Center, on June 16, 2000 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

  This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about May 22, 2000 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

  The cost of preparing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone (approximately $15,000), will be paid by the Portfolio. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Salomon Smith Barney Inc. ("SSB") and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

  If the Portfolio records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Under the Master Trust Agreement of the Trust, a quorum is constituted by the presence, in person or by proxy, of the holders of the majority of the outstanding shares of the Portfolio entitled to vote at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

  In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

  There is only one proposal in this Proxy Statement (the "Proposal"), and the Portfolio does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

  The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Portfolio.

  Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal, which requires the approval of a specified percentage of the outstanding Shares of the Portfolio, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding Shares of the Portfolio.

Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Special Meeting.

  All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special
Meeting on which no vote is indicated will be voted "for" the Proposal.
All of the outstanding Shares of the Portfolio are sold exclusively to, and held of record by IDS Life Insurance Company (the "IDS Life."), through various separate accounts ("Accounts") for the benefit of owners of the contracts ("Contract Owners") issued by IDS Life.
With respect to the Special Meeting, Contract Owners have the right to instruct IDS Life how to vote Shares of the Portfolio attributable to the value of their contract allocated to the Portfolio, through the Accounts, on any matter affecting the Portfolio. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of Shares of the Portfolio determined by multiplying the total number of Shares of the Portfolio outstanding on the Record Date (as defined below) by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date (as defined below). Units reflect the Contract Owner's participation in the Accounts, while Shares reflect IDS Life's ownership interest in the Portfolio. The value of units is based on the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by IDS Life in the same ratio as those Shares for which proper instructions were received from other Contract Owners. In addition, IDS Life will vote the Shares for which they have voting rights in the same proportion as the votes for which they have received proper instructions.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

  The Board of the Trustees has fixed the close of business on April 20, 2000 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Special Meeting. Each Share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

  As of the close of business on the Record Date, 693,493.993 Shares of the Portfolio were issued and outstanding. As of the Record Date, to the best knowledge of the Board and the Portfolio, except for IDS Life, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, the officers and Board members of the Trust beneficially owned less than 1% of the Shares of the Portfolio.

  The Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolio at (800) 451-2010 or by writing to the Portfolio, c/o Greenwich Street Series Fund, 388 Greenwich Street, New York, New York, 10013.

 PROPOSAL: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON
           BEHALF OF THE PORTFOLIO, AND SSB CITI FUND MANAGEMENT LLC

                                 Introduction

  The Board of Trustees of the Trust is proposing that shareholders approve a new Investment Advisory Agreement (the "Advisory Agreement") to be entered into between the Trust (on behalf of the Portfolio) and SSB Citi Fund Management LLC ("SSB Citi"). Van Kampen Asset Management ("VKAM" or the "Prior Adviser") served as the investment adviser to the Portfolio prior to SSB Citi's appointment as the interim investment adviser.

  SSB Citi is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 388 Greenwich Street, New York, New York 10013. As of March 31, 2000, SSB Citi had approximately $134 billion of assets under management.

  At a meeting of the Board of Trustees of the Trust held on January 31, 2000, the Board approved a new Advisory Agreement with SSB Citi subject to shareholder approval. The Trustees also approved an interim advisory agreement (the "Interim Agreement") appointing SSB Citi as the interim adviser, and terminated the advisory agreement (the "Prior Agreement") with VKAM. The Interim Agreement commenced on February 10, 2000, the date on which VKAM's services to the Portfolio terminated, and will terminate on the earlier of 150 days after its commencement or the receipt of shareholder approval of the Advisory Agreement. If the 150 days expire without shareholder approval of the Advisory Agreement, the Board will consider alternative arrangements for the Portfolio. Both the Interim Agreement and the Advisory Agreement obligate SSB Citi to provide services identical in nature to those provided by VKAM under the Prior Agreement, for exactly the same fee.

  A form of the Advisory Agreement is attached as Exhibit A and is substantively identical to the Prior Agreement.

                    Board Consideration and Recommendation

  On November 12, 1999, VKAM submitted a resignation letter to the Trust in which VKAM stated that it determined not to continue to advise the Portfolio, and indicated its intent to resign. VKAM expressed concerns about the declining size of the Portfolio's assets and an increase in redemptions from the Portfolio. However, VKAM indicated that it would withdraw the resignation if another VKAM managed fund is made available to Contract Owners and this fund is substituted for the Portfolio. Instead, Management proposed that the current investment advisory agreement with VKAM be terminated, in order to remove any doubt concerning VKAM's conditional resignation. The Board of Trustees determined to continue to offer the Portfolio to IDS Life and its Contract Owners and to engage SSB Citi as the investment adviser to the Portfolio on an interim basis and, if approved by shareholders of the Portfolio, for the term of the proposed new Advisory Agreement. In reaching this conclusion, the Board took into account the potential impact on the Trust and its other investment series of the VKAM proposal, the performance record and other facts relative to mutual funds currently managed by SSB Citi with investment objectives and policies similar to those of the Portfolio.

  During the course of their deliberations, the Trustees (including non-interested Trustees) considered the following additional factors in approving SSB Citi as adviser: (i) the nature, quality and extent of services that VKAM had provided and that SSB Citi would provide to the Portfolio; (ii) the quality of SSB Citi's investment personnel; (iii) SSB Citi's financial resources and management style; (iv) SSB Citi's investment record in managing similar asset classes; and (v) other information to assure that SSB Citi could furnish high quality services to the Portfolio. The non-interested Trustees also met separately to review the information provided by SSB Citi and were assisted in this review by their independent counsel.

  At the Board Meeting, SSB Citi also described in detail the strategies and techniques it would utilize to seek to achieve the Portfolio's investment goal. SSB Citi will seek companies experiencing, or that are expected to experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. SSB Citi stated that it may invest in the securitites of large, well-known companies that offer prospects of long-term earnings growth; however, a significant portion of the Portfolio's assets may be invested in the securities of small to medium-sized companies because higher earnings growth rates are often achieved by such companies. SSB Citi will employ a "bottom-up" stock fundamental analysis process which may emphasize companies with some or all of the following qualities: (i) new technologies, products or services;
(ii) new cost reducing measures; (iii) positive earnings; and (iv) changes in management.

  The above strategies have been utilized by SSB Citi since the Interim Agreement became effective on February 10, 2000 and will continue to be utilized by SSB Citi upon shareholder approval of the new Advisory Agreement. If shareholders do not approve the new Advisory Agreement, the Board of Trustees will consider whether these strategies continue to be appropriate for the Portfolio.

  After consideration of the foregoing factors, the Trustees (including a majority of the non-interested Trustees) approved both the Interim and Advisory Agreements for the Portfolio.

                  Description of SSB Citi Fund Management LLC

  SSB Citi provides investment management services to registered investment companies and unregistered offshore funds. As of March 31, 2000, SSB Citi had approximately $134 billion of assets under management. SSB Citi manages two mutual funds with investment objectives and policies similar to those of the
Portfolio: Smith Barney Aggressive Growth Fund Inc. ("Aggressive Growth Fund") and Smith Barney Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), a series of Travelers Series Fund Inc. The management fees of the Aggressive Growth Fund and Aggressive Growth Portfolio are 0.60% and 0.80%, of the respective fund's average daily net assets. As of March 31, 2000 the net assets of the Aggressive Growth Fund and the Aggressive Growth Portfolio were approximately $3.3 billion (unaudited) and $16.5 million (unaudited), respectively.

  SSB Citi was reorganized as a Delaware limited liability corporation on September 21, 1999 and originally organized as a Delaware corporation on March 10, 1968. SSB Citi's principal business address is 388 Greenwich Street, New York, New York 10013. SSB Citi is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Citigroup Inc.

  The names, titles and principal occupations of the current directors and executive officers of SSB Citi are set forth in Appendix A hereto.

                      Description of Portfolio Management

  Richard Freeman, who will be responsible for the day-to-day management of the Portfolio under the Advisory Agreement, has been responsible for the day-to-day management of the Portfolio since February 10, 2000 pursuant to the Interim Agreement. Mr. Freeman is a Managing Director of SSB and an investment officer of SSB Citi. He is the portfolio manager of the Aggressive Growth

Fund and Aggressive Growth Portfolio. He has been with SSB or its predecessor firms since 1983. From 1978 to 1983, he was Vice President of Research at Chemical Bank. He earned a B.S. from Brooklyn College and an MBA from New York University.

                      Description of the Prior Agreement

  Under the Prior Agreement, the Prior Adviser was responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it and the Portfolio), which did not include expenses of the Portfolio, such as brokerage fees and commissions. The Prior Agreement also provided that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of the Prior Adviser, the Prior Adviser would not be liable to the Portfolio or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters set forth in the Prior Agreement.

  The Prior Adviser received an annual advisory fee equal to 0.75% of the Portfolio's daily net assets. For the last fiscal year, the Portfolio paid the Prior Adviser $155,879, for services provided to the Portfolio pursuant to the Prior Agreement.

  The Prior Agreement could be terminated without penalty: (i) at any time by vote of a majority of the Trust's Trustees or by vote of the majority of the Portfolio's outstanding voting securities; (ii) by the Trust upon sixty (60) days' written notice to the Prior Adviser; or (iii) by the Prior Adviser upon ninety (90) days' written notice to the Portfolio.

  VKAM acted as investment adviser to the Portfolio from October 31, 1996 to February 9, 2000. The Prior Agreement was last approved by the Board of Trustees on July 14, 1999 and by the shareholders of the Portfolio on October 25, 1996. The resignation letter indicating intent to terminate the Prior Agreement was delivered by VKAM to the Portfolio on November 12, 2000.

                          The New Advisory Agreement

  The Advisory Agreement is substantially identical to the Prior Agreement. Specifically, the fees for investment advice to be paid to SSB Citi are 0.75% of the Portfolio's daily net assets which are identical to the fees paid to the Prior Adviser and currently to SSB Citi as interim investment adviser. The Advisory Agreement, however, will identify SSB Citi as the new investment adviser and will also have new execution and termination dates.

  The Advisory Agreement will be dated as of the date of its approval by the shareholders. The Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of its approval, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, and, in either event, the vote of a majority of the non-interested Trustees, in such case, cast in person at a meeting called for such purpose.

                               Other Information

  CFBDS, Inc., located at 20 Milk Street, Boston, Massachusetts 02109-5408, serves as the Portfolio's principal underwriter pursuant to a written agreement dated October 8, 1998. SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's Administrator pursuant to a written agreement dated April 20, 1994.

                                 Required Vote

  As noted above, Approval of the Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The Trustees of the Trust, including the non-interested Trustees, recommend that the shareholders of the Portfolio vote in favor of this Proposal.

                            ADDITIONAL INFORMATION

                           Proposals of Shareholders

  The Portfolio does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                   Shareholders' Request For Special Meeting

  Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

               Other Matters To Come Before The Special Meeting

  The Portfolio does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By order of the Board of Trustees,

                                       Christina T. Sydor
                                       Secretary

                                                                     APPENDIX A

            DIRECTORS AND OFFICERS OF SSB CITI FUND MANAGEMENT LLC

  Heath B. McLendon, born 1933, is Chairman, President and Chief Executive Officer of SSB Citi Fund Management LLC ("SSB Citi") and Travelers Investment Advisers Inc. ("TIA") and a Managing Director of Salomon Smith Barney ("SSB"). He has been with SSB or its predecessor firms since 1960. He holds a BA from Stanford University and an MBA from Harvard University Graduate School of Business Administration. Mr. McLendon is the Chairman, President and Chief Executive Officer of the Trust.

  A. George Saks, born 1937, is a Director of SSB Citi and TIA and Managing Director and Special Counsel of SSB, which he joined in 1974. Mr. Saks holds a BA from Hofstra College and a certificate from Oxford University in Oxford, England. He received a LL.B. from New York University and an L.L.M. from New York University Graduate School of Law.

  Lewis E. Daidone, born 1957, is a Director and Senior Vice President of SSB Citi and TIA. He joined SSB in January 1990 as Managing Director. He is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. In 1984 Mr. Daidone co-founded and held the office of Senior Vice President and Chief Financial Officer of Cortland Financial Group, Inc., a mutual fund complex. From 1982 to 1984 he was assistant controller for The Reserve Group, Inc. From 1980 to 1982 Mr. Daidone was with the independent accounting firm of Ernst & Young. He is a Certified Public Accountant and a graduate of Rutgers College. He also holds an MBA from Rutgers Graduate School of Management. Mr. Daidone is the Treasurer of the Trust.

  Michael J. Day, born 1950, is Treasurer of SSB Citi and a Managing Director of SSB. Mr. Day joined SSB as a Manager and Controller in 1983. He received his BBA from St. Frances College.

  Virgil H. Cumming, born 1945, is Chief Investment Officer of SSB Citi. Mr. Cumming is also a Managing Director of SSB, which he joined in September 1997. Prior to joining SSB to August 1997, Mr. Cumming was an Executive Vice President at TIAA-CREF which he joined in August 1971. Mr. Cumming graduated from Bowdoin College with a BA in Art History.

  Christina T. Sydor, born 1951, is General Counsel and Secretary of SSB Citi and TIA. Ms. Sydor is also a Managing Director of SSB, which she joined in November 1986. Ms. Sydor joined The Dreyfus Corporation in 1984 as an Attorney for Dreyfus and its mutual fund affiliates. She served as Assistant Secretary of several mutual funds, including Dreyfus Treasury Cash Management,

Dreyfus Strategic Income and Dreyfus Strategic Investing. Ms. Sydor is a graduate of The George Washington University and received her JD from Brooklyn Law School. Ms. Sydor is the Secretary of the Trust.

  John Blevins, born 1965, is the Chief Compliance Officer of SSB Citi and TIA. Mr. Blevins is a First Vice President of SSB. Prior to joining SSB in 1999, he was a Vice President and Director of Compliance at AIG Global Investment Group and in investment compliance for First Investors Management Co. and First National Bank of Tulsa. Mr. Blevins received his BS in accounting from Oklahoma State University.

                                                                      EXHIBIT A

                          FORM OF ADVISORY AGREEMENT

                         GREENWICH STREET SERIES FUND

                          (Emerging Growth Portfolio)

July  , 2000

SSB Citi Fund Management LLC
388 Greenwich Street
New York, NY 10013

Dear Sirs:

  Greenwich Street Series Fund (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with SSB Citi Fund Management LLC (the "Adviser"), as follows:

1. Investment Description; Appointment

  The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as the investment adviser to the Emerging Growth Portfolio (the "Portfolio"). The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Investment Adviser

  Subject to the supervision and direction of the Board of the Company, the Adviser will: (a) manage the Portfolio's holdings in accordance with the Portfolio's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Portfolio;

(c) maintain a trading desk and place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

3. Brokerage

  In selecting brokers or dealers to execute transactions on behalf of the Portfolio, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

4. Information Provided to the Company

  The Adviser will keep the Company informed of developments materially affecting the Portfolio's holdings, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Standard of Care

  The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or to the shareholders of the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6. Compensation

  In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.75 of 1.00% of the Portfolio's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7. Expenses

  The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8. Reduction of Fee

  If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to this Agreement and the Portfolio's administration agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Adviser will reduce its fee to the Portfolio by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Portfolio for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9. Services to Other Companies or Accounts

  The Company understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Portfolio understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Term of Agreement

  This Agreement shall become effective as of the date set forth above (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. Representation by the Company

  The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts.

12. Limitation of Liability

  The Company and the Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Portfolio's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Master Trust Agreement.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                       Very truly yours,

                                       Greenwich Street Series Fund


                                       By: ___________________________________

                                           Name:

                                           Title:

Accepted:

SSB Citi Fund Management LLC


By: ___________________________________

 Name:

 Title:

FORM OF PROXY CARD

GREENWICH STREET SERIES FUND

On behalf of its

EMERGING GROWTH PORTFOLIO

PROXY SOLICITED BY THE BOARD OF TRUSTEES

Special Meeting of Shareholders to be held on June 16, 2000 at 10:00 a.m.

The undersigned holder of shares of the Portfolio referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, 7 World Trade Center, New York, New York, Downtown Conference Center at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE
INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL. This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

Date:	_______________________________ 2000
PLEASE SIGN IN BOX BELOW


Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

______________________________________
Signature(s) Title(s), if applicable
NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

Please vote by filling in the appropriate box below

1. To approve or disapprove a new investment advisory agreement between Greenwich Street Series Fund on behalf of the Emerging Growth Portfolio (the "Portfolio") and SSB Citi Fund Management LLC, containing substantially the same terms and conditions as the Portfolio's prior investment advisory agreement with Van Kampen Asset Management.


For	Against	Abstain
0	0		0

2. To transact such other business as may properly come before the meeting or any adjournment thereof.